SCHEDULE 14A INFORMATION



Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934





Filed by the Registrant {X}

Filed by a Party other than the Registrant {  }



Check the appropriate box:

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   Statement               the Commission Only (as
                           permitted by Rule
                           14a-6(e)(2))



{X } Definitive Proxy Statement

{  } Definitive Additional Materials

{  } Soliciting Material Pursuant to Rule 14a-11(c) or Rule
14a-12



(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

{ X} No fee required

{  } Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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{  }  Fee paid previously with preliminary materials.

{ } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement    No.:

     (3)  Filing Party:

     (4)  Date Filed:

March 16, 1998



Dear Shareholder:



We are pleased to enclose your Notice of Annual

Meeting and Proxy Statement for the Annual Meeting of

Shareholders of S&T Bancorp, Inc. ("S&T") to be held

on April 20, 1998, at 10:00 a.m., Eastern Standard

Time, at the S&T Training and Support Center, located

at 355 North Fifth Street, Indiana, Pennsylvania.



At the Annual Meeting, you will be asked to elect six

directors of S&T to serve terms expiring in 2001, to

approve an amendment to S&T's Articles of

Incorporation to increase the number of shares of

S&T's authorized Common Stock from 25,000,000 shares

to 50,000,000 shares and to ratify the appointment of

the independent auditors of S&T.



In order to make sure that your vote is represented at

the Annual Meeting, indicate your vote on the enclosed

proxy form, sign, date and return it in the enclosed

envelope. If you attend the Annual Meeting in person,

you may revoke your proxy at the Annual Meeting and

vote in person.





Sincerely,



James C. Miller



President and

Chief Executive Officer

S&T Bancorp, Inc.

800 Philadelphia Street

Indiana, Pennsylvania 15701






NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 20, 1998






To the Shareholders of

S&T Bancorp, Inc.:



Notice is hereby given that the Annual Meeting of

Shareholders of S&T Bancorp, Inc. ("S&T") will be held

at the S&T Training and Support Center, located at 355

North Fifth Street, Indiana, Pennsylvania 15701, on

April 20, 1998 at 10:00 a.m., Eastern Standard Time,

for the following purposes:



1. To elect six directors of S&T to serve terms

expiring in 2001;



2. To consider the approval of an amendment to S&T's

Articles of Incorporation to increase the number of

authorized shares of S&T Common Stock, par value

$2.50 per share, from 25,000,000 shares to 50,000,000

shares;



3. To ratify the appointment of Ernst & Young LLP as

independent auditors of S&T for calendar year 1998,

and;



4. To transact such other business as may properly

come before the meeting or any adjournment thereof.



Only shareholders of record at the close of business

on March 2, 1998 are entitled to notice of and to vote

at such meeting or any adjournment thereof.





By Order of the Board of Directors,



James G. Barone

Secretary



Indiana, Pennsylvania

March 16, 1998



IMPORTANT



YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR

REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK,

SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS

POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS

REQUIRED FOR MAILING IN THE UNITED STATES. THE BOARD

OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE

SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE

NOMINEES NAMED HEREIN, TO APPROVE THE AMENDMENT TO

S&T's ARTICLES OF INCORPORATION AND FOR THE

RATIFICATION OF THE APPOINTMENT OF S&T's AUDITORS.

S&T BANCORP, INC.

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 20, 1998



INTRODUCTION


This Proxy Statement is being furnished to

shareholders of S&T Bancorp, Inc. ("S&T") in

connection with the solicitation of proxies by the

Board of Directors of S&T (the "S&T Board") for use at

the Annual Meeting of Shareholders, and any

adjournments thereof, to be held at the time and place

set forth in the accompanying notice ("Annual

Meeting"). It is anticipated that the mailing of this

Proxy Statement and the enclosed proxy card will

commence on or about March 16, 1998.



At the Annual Meeting, shareholders of S&T will be

asked to elect six directors of S&T to serve terms

expiring in 2001, to approve an amendment to S&T's

Articles of Incorporation to increase the number of

authorized shares of S&T Common Stock, par value $2.50

per share, from 25,000,000 shares to 50,000,000 shares

and to ratify the appointment of S&T's auditors, Ernst

& Young LLP, for 1998.



All shareholders are urged to read this Proxy

Statement carefully and in its entirety.





MEETING INFORMATION



Date, Place and Time



The Annual Meeting of Shareholders of S&T will be held

on April 20, 1998 at 10:00 a.m., Eastern Standard

Time, at the S&T Training and Support Center, located

at 355 North Fifth Street, Indiana, Pennsylvania.



Record Date; Voting Rights



The securities which can be voted at the S&T Annual

Meeting consist of shares of S&T Common Stock, with

each share entitling its owner to one vote on all

matters. Only holders of record of S&T Common Stock at

the close of business on March 2, 1998 (the "Record

Date") will be entitled to notice of and to vote at

the Annual Meeting. There were 2,966 record

holders of outstanding S&T Common Stock and 13,832,604

shares of S&T Common Stock were issued and outstanding

as of the Record Date.



A quorum is required for the transaction of business

at the Annual Meeting. A quorum is constituted by the

presence, in person or by proxy, of shareholders

entitled to cast at least a majority of the votes

which all shareholders are entitled to cast on the

particular matters to be voted on. At a duly organized

Annual Meeting, each matter shall be decided by a

majority of the votes cast on such matters by the

shareholders present at the meeting in person or by

proxy. Votes withheld from director nominees and

abstentions will be counted in determining whether a

quorum has been reached, but failure to execute and

return a proxy will result in a shareholder not being

considered present at the meeting.



Under Pennsylvania law, the act of "voting" does not

include either recording the fact of abstention or

failing to vote for a candidate or for approval or

disapproval of a proposal, whether or not the person

entitled to vote characterizes the conduct as voting.

In other words, only those who indicate an affirmative

or negative decision on a matter are treated as

voting, so that an abstention or failure to vote is

not equivalent to a negative decision.



With respect to Proposal 1, the six nominees for

election as directors who receive the greatest number

of votes cast at the Annual Meeting shall be elected

as directors at the conclusion of vote tabulation. A

withheld vote on any nominee will not affect the

voting results.



With respect to Proposals 2 and 3, each will be

decided by a majority of the votes cast by the

shareholders present at the meeting in person or by

proxy. Shares which are present at the Annual Meeting,

but not voted, will not be counted as votes cast and

therefore will have no effect on the vote on Proposals

2 and 3.



Broker-dealers who hold shares on behalf of their

customers in street name may vote, in their

discretion, on "routine" items on behalf of any

customers who do not furnish voting instructions prior

to the Annual Meeting. With respect to non-routine

items that come before the Annual Meeting for a vote,

such broker-dealers would not be able to vote without

first receiving voting instructions for their

customers. Although S&T believes that the proposals to

be considered by the shareholders are routine, if

there were broker "non-votes" (arising from the lack

of required instructions from beneficial owners) such

non-votes would not be considered in the calculation

of the majority of the votes cast and therefore would

have no effect on the vote with respect to a

non-routine item.

Voting and Revocation of Proxies



If the appropriate enclosed form of proxy is properly

executed and returned to S&T in time to be voted at

the Annual Meeting, the shares represented thereby

will be voted in accordance with the instructions

marked thereon. Executed but unmarked proxies will be

voted "FOR" the nominees proposed by the S&T Board and

"FOR" the proposals presented in the attached Notice

of Annual Meeting of Shareholders. Except for

procedural matters incident to the conduct of the

Annual Meeting, S&T does not know of any matters other

than those described in the Notice of Annual Meeting

that are to come before the Annual Meeting. If any

other matters are properly brought before the Annual

Meeting, the persons named in the accompanying proxy

will vote the shares represented by the proxies on

such matters as determined by a majority of the S&T

Board.



The presence of a shareholder at the Annual Meeting

will not automatically revoke such shareholder's

proxy. However, shareholders may revoke a proxy at any

time prior to its exercise by filing with the

Secretary of S&T a written notice of revocation, by

delivering to S&T a duly executed proxy bearing a

later date or by attending the Annual Meeting and

voting in person.



Solicitation of Proxies



The cost of soliciting proxies in the form enclosed

herewith will be borne by S&T. In addition to the

solicitation of proxies by mail, S&T, through its

directors, officers and regular employees, may also

solicit proxies personally or by telephone. S&T also

will request persons, firms and corporations holding

shares of S&T Common Stock in their names or in the

name of their nominees, which are beneficially owned

by others, to send proxy material to and obtain

proxies from the beneficial owners and will reimburse

the holders for their reasonable expenses in so doing.



PRINCIPAL BENEFICIAL OWNERS OF S&T COMMON STOCK



As of December 31, 1997, the Trust Department of S&T

Bank held, in various fiduciary capacities, 1,871,850

shares of S&T Common Stock. These holdings represent

13.2% of the total outstanding shares. The Trust

Department has sole voting power for 1,127,762 of

these shares and no voting power for 744,088 of these

shares. It is the intention of management to vote the

shares for which it has sole voting power "FOR" the

matters to be acted upon at the Annual Meeting. S&T is

not aware of any other person who beneficially owns

more than five percent of any class of securities of

S&T.

BENEFICIAL OWNERSHIP OF S&T COMMON STOCK BY DIRECTORS AND
OFFICERS



The following table sets forth, as of December 31,

1997, the amount and percentage of S&T Common Stock

beneficially owned by each director, each nominee for

director, named Executive Officers of S&T and

directors and Executive Officers of S&T Bank as a

group.


 	       Number of Shares of Common Stock Beneficially Owned

Directors, Executive  	    Direct 	 Indirect(A) Stock Options(B) Percentage of
Officers and Nominees*                                             Shares of
                                                                 Common Stock
                                                                     Owned
James G. Barone 	            5,086 	 	                36,000         0.29

Thomas A. Brice* 	          28,699 	    19,899 	       7,500 	       0.40

Forrest L. Brubaker 	       31,121 	    	              7,500 	       0.27

James L. Carino* 	          72,383 	    20,432 	       7,500 	       0.71

John J. Delaney 	           12,920 	    19,116 	       7,500 	       0.28

Robert D. Duggan  	         19,822 	     4,961 	      94,000 	       0.84

Thomas W. Garges, Jr.* 	     1,460 	 	                 7,500 	       0.06

William J. Gatti  	          9,640 	     1,400 	       7,500 	       0.13

Ruth M. Grant 	            104,448 	 	                              	0.74

Jeffrey D. Grube* 	          1,006 	                              	 	0.01

Herbert L. Hanna           	62,720     	62,720        	7,500        	0.94

Frank W. Jones              	8,557 	                              	 	0.06

Joseph A. Kirk*  	          16,768 	     2,043 	       7,500 	       0.19

David L. Krieger            	7,299 	                 	36,000        	0.31

Samuel Levy 	                9,588 	    57,554 	       7,500        	0.53

James C. Miller* 	           9,837 	     9,706 	      60,000 	       0.56

Alan Papernick              	1,000 	 	                              	0.01

W. Parker Ruddock          	24,280    	 	7,500                      	0.22

Bruce W. Salome             	4,908   	 	36,000                      	0.29

Myles D. Sampson            	3,643                              	 	 	0.03

Charles A. Spadafora       	17,884      	8,013         	7,500 	      0.24

Christine J. Toretti       	15,892     	88,901         	7,500 	      0.79

Directors and Executive   	490,601 	   295,129        465,000        8.56
Officers as a group

(A) May include shares held by spouse, other family members,

as trustee or through a corporation. The reporting person

may disclaim beneficial ownership of such shares.


(B) Includes nonstatutory stock options vesting within 60

days of the date this Proxy Statement is mailed.

PROPOSAL I---ELECTION OF DIRECTORS


General



The bylaws of S&T (the "S&T Bylaws") provide that the

number of directors constituting the S&T Board shall

consist of not less than 12 nor more than

25. Currently, there are 19 directors on the

S&T Board. The Articles of Incorporation of S&T

provide for the classification of directors into three

classes, as nearly equal in number as possible, with

approximately one-third of the directors elected

annually for three-year terms. Certain information

about the Nominees (Class 2 Directors), whose terms

will expire in 1998, and who are presently members of

the S&T Board and the S&T Bank Board, is set forth

below:

Name 	                 Age 	 Principal Occupation During Past 5 Years Director
                                                                      Since

Thomas A. Brice(1)(3) 	57    General Manager, Douds, Inc. - Retail      1980
                             Home Furnishings

James L. Carino(1) 	   65 	  President, J.L. Carino Nurseries, Inc.     1987

Thomas W. Garges, Jr. 	58 	  President and Chief and Chief Executive    1990
 (1)(3)(4)                   Officer, Rochester & Pittsburgh Coal Company

Jeffrey D. Grube(2) 	  44 	  President, BFG Electroplating and          1997
                             Manufacturing Company

Joseph A. Kirk(2) 	    58 	  President, Beaver Meadow Creamery, Inc.    1993

James C. Miller(1) 	   52 	  President and Chief Executive Officer      1993
                             of S&T


Certain information about the directors whose terms

continue (Class 3 and Class 1 Directors), who are

directors of S&T and S&T Bank, is set forth below:



Class 3 Directors Whose Terms Expire in 1999:

Name 	               Age 	Principal Occupation During Past 5 Years 	Director
                                                                    Since

Robert D. Duggan(1) 	 65 	Chairman of S&T, Previously Chief         1981
                          Executive Officer of S&T and S&T Bank

William J. Gatti 	    56 	President and Chief Executive Officer,    1993
                          Gatti Medical Supply

Ruth M. Grant(1) 	    66 	President, Louis A. Grant, Inc. -         1997
                          Specialized Equipment Manufacturing
                          and Services

Herbert L. Hanna(1)(2)68 	Physician                                 1986

Samuel Levy(1)(3) 	   59 	President, Jefferson Wholesale Grocery    1977
                          Company, Inc.

Charles A. Spadafora 	56 	President, Colonial Motor Mart 	          1987



Class 1 Directors Whose Terms Expire in 2000:
Name 	                Age 	Principal Occupation During Past 5 Years 	Director
                                                                     Since
Forrest L. Brubaker   	70 	Retired, Formerly Chairman of the         1987
 (1)(5)                    S&T and S&T Bank Board

John J. Delaney(2) 	   56 	President, Delaney Chevrolet, Geo,        1987
                           Buick, Honda

Frank W. Jones(2) 	    52 	Attorney at Law 	                         1997

Alan Papernick 	       60 	Attorney at Law 	                         1997

W. Parker Ruddock(1)(3)69 	Judge of the Court of Common Pleas        1977
                           of Indiana County, Pennsylvania

Myles D. Sampson(2) 	  53 	President, Rimco Properties, Inc. -       1997
                           Real Estate Development

Christine J. Toretti   41 	President, S. W. Jack
 (1)(2)(3)                 Drilling Company and Partner, C&N         1987
                           Company, Gas Drillers and Producers

Notes to Listing of Directors on Page 4



(1) Members of the Executive Committee of S&T Bank and

S&T. The committee, which is appointed annually by

the S&T Board, has authority to take action between

meetings of the S&T Board with respect to matters

which a majority of the committee considers necessary

to be addressed prior to the next meeting of the S&T

Board. The committee had three meetings during 1997.



(2) Members of the Audit Committee of S&T Bank and

S&T. The Audit Committee had two meetings during 1997.

The committee reviews the internal audit activities of

S&T Bank and also supervises and directs the

activities of S&T's independent auditors. Another

function of the committee is to recommend the services

of a reputable certified public accounting firm to

perform the annual audit. The committee receives and

reviews reports of auditors and examiners and presents

them to the S&T Board with comments and

recommendations.



(3) Members of the Compensation and Benefits Committee

of S&T Bank and S&T. The committee's function is to

recommend to the S&T Board action on compensation and

benefit changes brought to it by management. The

committee had four meetings during 1997.



(4) Mr. Garges is also a director of Rochester &

Pittsburgh Coal Company.



(5) The S&T Bylaws require mandatory director

retirement at the Annual Meeting following the 70th

birthday of the director. As such, Director Brubaker

will retire from the S&T Board at the Annual Meeting.

The S&T Board currently anticipates that it will

reduce the size of the S&T Board by one member

immediately following the Annual Meeting.


The S&T Board does not have a nominating committee.



During 1997, the S&T Board held 12 meetings. All

directors except Director Hanna attended at least 75%

of the total number of meetings of the S&T Board and

committees.



S&T Board Fees



Non-employee members of the S&T Board are compensated

at the rate of $5,000 per year plus $700 per meeting

attended, effective January 1, 1998. Directors are

paid $200 to $250 for attendance at S&T Board

committee meetings. In December 1997, each member of

the S&T Board who was not an employee of S&T was

granted an option to acquire up to 2,500 shares of S&T

Common Stock at an exercise price of $40.75 per share,

the market price on the date of the grant. These

options are exercisable after six months and within

ten years of the date of the grant.

Retirement Plan


The S&T Bank Retirement Plan ("Retirement Plan")

covers all eligible employees and provides a monthly

retirement income for employees and their spouses.



The following table shows the estimated annual benefit

payable upon a normal retirement date to persons in

specified remuneration and years of service

classifications for the Retirement Plan. This benefit

is payable in addition to social security and is

calculated based upon the participant's average annual

regular earnings for the highest five consecutive

years in the last ten years ("Average Covered

Compensation").

                      PENSION PLAN TABLE

                       Years of service

Remuneration    	10 	      15	      20      25 	      30

$100,000 	     $13,444 	 $20,165 	$26,887 	$33,609 	$40,333

 150,000 	      20,944 	  31,415 	 41,887 	 52,359 	 62,831

 200,000 	      28,444 	  42,665 	 56,887 	 71,109 	 85,331

 250,000 	      35,944 	  53,915 	 71,887 	 89,859 	107,831

 300,000 	      43,444 	  65,165  	86,887 	108,609 	130,331

 350,000 	      50,944 	  76,415 	101,887 	127,359 	152,831

 400,000 	      58,444  	 87,665 	116,887 	146,109 	175,331

 450,000 	      65,944   	98,915 	131,887 	164,859 	197,831




As of December 31, 1997, completed years of credited

service and Average Covered Compensation for Executive

Officers is as follows:

Name      Years of Credited Service 	Average Covered Compensation

R.D. Duggan(1) 	   17 	                       $347,639

J.C. Miller 	      26 	                        218,046

D.L. Krieger 	     13 	                        153,533

J.G. Barone 	       5 	                        135,300

B.W. Salome 	       6 	                        134,760

(1) See also "---Agreements with Executive Officers"

for discussion of additional retirement arrangements

for Mr. Duggan.


S&T Bank also maintains a Profit Sharing/Employee

Stock Ownership Plan ("ESOP") with 401(k) provisions

in which all employees may participate with elective

salary deferrals. On December 30, 1988, the ESOP

acquired 280,000 shares of S&T Common Stock which are

being allocated to employee accounts over a seven to

ten year period. In 1997, S&T Bank made monthly

matching contributions equal to 50% of the employees'

401(k) contributions, up to 3% of the eligible

participants' compensation. In addition, a 6% year end

contribution was made by S&T Bank. Year end

contributions are based on the performance of S&T,

indexed to earnings per share, and are expected to

range from 2% to 6%.



Effective January 1, 1994, federal tax laws lowered

the amount of annual compensation that may be

considered in calculating benefits payable from

qualified retirement plans to a current maximum of

$160,000. In addition, 401(k) contributions by

employees are restricted by "highly compensated

employee" formulas. In order that S&T Bank officers

not lose benefits they would normally have been

entitled to receive, nonqualified plans were approved

to accumulate the benefits which would have accrued in

the Retirement Plan and Profit Sharing/ESOP Plan were

it not for the impact of the eligible compensation

restrictions. The nonqualified plan related to

retirement benefits is unfunded; the nonqualified plan

related to Profit Sharing/ESOP is funded.



Other benefits generally provided to all officers and

full-time employees include a medical reimbursement

plan, a dental plan, a vision care plan, a long-term

disability income plan and life insurance. No outside

director is provided these benefits.

Remuneration of Executive Officers


The following table provides information concerning

remuneration of the five highest compensated

Executive Officers during 1997.

                          SUMMARY COMPENSATION TABLE


                                     Annual compensation  Long term compensation

                                                                  Awards
Name and principal position 	Year 	Salary 	Bonus 	Other annual  Securities  All other
                                                  compensation  underlying compensation
                                                      (A)      options/SARs    (C)
                                                                    (B)
R.D. Duggan, Chairman
 	                           1997 $420,000 	---	     $15,960         21,000 	$38,074

 	                           1996 	374,000 	---       16,540 	       21,000 	 33,972

 	                           1995 	340,000 	--- 	     16,299 	       21,000 	 27,200

J.C. Miller, President,
Chief Executive Officer
and Director

 	                           1997 	258,000 	--- 	     10,950 	       15,000 	 23,220

 	                           1996 	233,000 	--- 	     10,905 	       15,000   21,165

 	                           1995 	215,000 	--- 	      9,491        	15,000 	 17,200

D.L. Krieger, Executive
Vice President

 	                           1997 	157,000 	$25,000 	  8,486 	       10,000 	 16,379

                           	 1996 	145,000 	 25,000 	  8,365 	       10,000 	 15,442

 	                           1995 	130,000 	 20,000 	  8,021 	       10,000 	  9,000

J.G. Barone, Executive
Vice President, Secretary
and Treasurer

 	                           1997 	149,800 	 15,000 	  7,870 	       10,000 	 14,400

 	                           1996 	139,800 	 10,000 	  6,974 	       10,000 	 13,163

 	                           1995 	127,800 	 10,000 	  6,762 	       10,000 	 10,728

B.W. Salome, Executive Vice
President
 	                           1997 	137,000 	 15,000 	  8,186 	       10,000 	 13,679

 	                           1996 	130,000 	 10,000   	8,585 	       10,000 	 12,708

 	                           1995 	123,500 	 10,000 	  8,626 	       10,000 	 10,794


Notes to Compensation Table

A. Includes expenses related to providing life, disability

and health insurance and any personal use of S&T cars.


B. The Stock Plan that was approved by the S&T Board

on December 21, 1992 and approved by the shareholders

on April 19, 1993 and an Amendment and Restatement of

the Stock Plan was approved by the S&T Board on

October 17, 1994 and approved by shareholders on April

17, 1995. Stock option grants were at exercise prices

of $26.25, $30.88 and $40.75 per share in 1995, 1996

and 1997, respectively. Options granted to other

Executive Officers as a group were 36,000 shares in

1995, 38,000 shares in 1996 and 41,000 shares in 1997.


C. Includes contributions by S&T Bank to the

401(k)/Thrift Plan and to nonqualified benefit plans

that were established in order that Executive Officers

not lose benefits which would normally have accrued in

qualified plans prior to the change in tax laws on

January 1, 1994 that lowered the compensation

calculation base to a current maximum of $160,000 and

added limitations related to highly compensated

employees.

Agreements with Executive Officers



In 1985, S&T entered into an employment agreement with

its Chairman, President and Chief Executive Officer,

Robert D. Duggan, originally effective until December

31, 1995 and extended until December 31, 1997, in

consideration of a base salary of not less than

$150,000 per year. In return, Mr. Duggan agreed that,

for so long as he is receiving any payment under this

agreement, he will not engage in or have a financial

interest in any business competing with S&T. The

employment agreement entered into by S&T and Robert D.

Duggan also provides that if Mr. Duggan's employment

is terminated due to disability or retirement, he or

his spouse shall receive annually, for ten years, a

supplemental disability or supplemental retirement

benefit in an amount sufficient to provide fifty

percent (50%) of the average annual base salary he

received during the last three consecutive years of

his active employment with S&T. On October 17, 1994,

the employment agreement was amended and restated to

extend the term until December 31, 1997 and extend the

length of the disability or supplemental retirement

payout period from 10 years to the actual number of

whole years Mr. Duggan has been employed by S&T since

December 15, 1980. The supplemental disability or

supplemental retirement benefit of the employment

agreement is unfunded.



On January 2, 1998, Robert D. Duggan retired as

President and Chief Executive Officer. Mr. Duggan will

retain the title of Chairman of the Board and James C.

Miller was named President and Chief Executive

Officer.



Mr. Duggan intends to play an ongoing role for an

indefinite period of time with key customers and

prospective merger partners of S&T. Since these

services will be provided to S&T without compensation,

the S&T Compensation and Benefits Committee approved

ongoing benefits to Mr. Duggan that includes normal

medical coverage under S&T plans for himself and

spouse, life insurance policy of $100,000,

reimbursement of out of pocket expenses and club

memberships used for entertaining customers and

prospective merger partners. Mr. Duggan will also

maintain an office at the Corporate Headquarters of

S&T.



In December, 1994, S&T entered into change in control

agreements with the five highest compensated Executive

Officers of S&T: Messrs. Duggan, Miller, Salome,

Barone and Krieger. Each agreement provides that if

the executive is terminated within one year following

the occurrence of certain "changes in control" of S&T

or of S&T Bank (as defined in each agreement) that

were not preapproved by the S&T Board, or if the

executive voluntarily terminates his employment with

S&T under certain specified circumstances following a

change in control, the Executive Officer will be

entitled to receive a lump sum cash payment based on

the executive's salary immediately preceding the

change in control and to receive certain continuing

S&T employee benefits. In the case of Mr. Miller, the

lump sum cash payment would equal three times his

annual base salary immediately preceding the change in

control; for each of the other Executive Officers, the

cash payment would equal his annual base salary

immediately preceding the change in control. The

agreement with Mr. Duggan is no longer in effect

following his retirement on January 2, 1998.

Board Compensation Committee Report on Executive
Compensation



Executive compensation decisions are made by the five

member Compensation and Benefits Committee (the

"Committee") of the S&T Board. Each member of the

Committee is a non-employee director. All decisions

relating to the compensation of Executive Officers are

reviewed by the S&T Board, except for decisions about

awards under the Stock Plan, which are made solely by

the Committee. The report set forth below is submitted

by Directors Levy (Chairman), Brice, Garges, Ruddock

and Toretti, in their capacity as Committee members,

addressing S&T's compensation policies for 1997 as

they affected Mr. Duggan, Chairman, President and

Chief Executive Officer, and the four other highest

compensated Executive Officers of S&T in 1997

(collectively "Senior Executives").



The Committee, in its executive compensation

decisions, considered overall corporate performance as

well as individual initiative and achievements. The

policy of the Committee is to provide competitive

levels of compensation that integrate pay with S&T's

performance goals, reward exceptional performance and

assist S&T in attracting and retaining qualified

executives. Compensation is set at levels that the

Committee believes to be consistent with others in the

industry that have similar responsibilities, with the

Senior Executives' actual compensation packages

increasingly being weighted toward programs contingent

upon S&T's level of long term (three years or greater)

performance. As a result, the Senior Executives'

actual compensation levels in any particular year may

be above or below those of S&T's competitors,

depending on S&T's performance. The Committee

typically examines salaries and performance levels of

a group of 12 to 15 peer banks that it selects

for comparison with S&T based upon similar

size and geographic location. The Committee also

considers the SNL Securities Bank Performance Report

and the SNL Executive Compensation Review for

Commercial Banks. The peer banks utilized in this

review may or may not be included in the KBW 50 Index

or the S&P 500 Index as reflected in the Five-Year

Cumulative Total Return performance graph.



The Committee continues to endorse the position that

stock ownership by management and stock based

performance compensation arrangements are beneficial

in aligning management's and shareholders' interests.

The Stock Plan is considered to be an important

element in designing the compensation packages of S&T

because the Senior Executives can profit only if the

value of the S&T Common Stock increases.



The Committee's general approach in setting the Chief

Executive Officer's annual compensation is to seek to

be competitive with compensation paid to other chief

executive officers, with a similar scope of

responsibilities, and by other companies in the

industry based upon long-term performance. The

Committee typically compares the chief executive officer

salary level and performance against the same 12

to 15 peer banks discussed above. The Committee

has also reviewed salary information compiled by both

regional and national benefits consultants for

comparison purposes.



Particular emphasis was placed upon S&T's success in

meeting its earnings per share and asset quality goals

in 1997, as well as the assessment of Mr. Duggan's

individual performance. The Committee also considered

Mr. Duggan's leadership in promoting the long-term

strategic growth of S&T.



Mr. Duggan's cash compensation for 1997 increased over

the 1996 level by 12.3%. In setting Mr. Duggan's

compensation, the Committee considered S&T's current

year and long-term performance against both local

competition and a national peer group of companies in

the same business.



In December 1997, the Committee granted Mr. Duggan

nonstatutory stock options for 21,000 shares of S&T

Common Stock with an exercise price equal to the

market price on the date of the grant. These options

are exercisable after six months and within ten years

of the date of the grant. The Committee believes that

this award together with last year's award of 21,000

shares will encourage long-term performance and

promote management retention. As such, the Committee

does not typically award a cash bonus to the chief

executive officer. In addition to the options, Mr.

Duggan currently owns 24,783 shares of S&T Common

Stock. This significant interest in S&T's Common Stock

is considered to be beneficial to the common interests

of shareholders and management.



Submitted by the Compensation and Benefits Committee

of the S&T Bancorp, Inc. Board of Directors:

Samuel Levy (Chairman); Thomas Brice; Thomas Garges;

Parker Ruddock; Christine Toretti

FIVE-YEAR CUMULATIVE TOTAL RETURN

S&T Bancorp, Inc.

S&P 500 Index and KBW 50 Index (A)


Year Ended  	1992 	1993 	1994 	1995 	1996 	1997
December 31

STBA 	       $100 	$132 	$155 	$238 	$247 	$359

S&P 500 	     100 	 110 	 112 	 153 	 189 	 252

KBW 50 	      100 	 106 	 100 	 160 	 227  	332

(A) The Keefe, Bruyette & Woods, Inc. (KBW) 50 is made

up of fifty of the nation's largest banking companies,

including all money center and most regional banks.


Stock Option Plan Anticipated Benefits

The following table is presented to show proposed

benefits to the Chief Executive Officer and the four

most highly compensated Executive Officers. The

potential realizable value is calculated assuming

annual increases to the total return (market value

appreciation plus dividends) of S&T Common Stock of 5%

and 10%, respectively.


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR (A)


 	                              Individual Grants 	 	 	 	            Potential realizable value
                                                                       value at assumed annual
                                                                        rates of stock price
                                                                    appreciation for option term


Name 	         Number of    Percent of total  Excercise   Expiration         5%         10%
               securities     options/SARs      price        date
 	 	 	 	 	 	   underlying      granted to
              options/SARs    employees in
                granted        fiscal year
R.D. Duggan 	   21,000 	          11% 	        $40.75 	     12/15/07 	      $546,728 	$1,377,462

J.C. Miller     15,000 	           8 	          40.75 	     12/15/07         390,520 	   983,902

D.L. Krieger 	  10,000 	           5 	          40.75 	     12/15/07 	       260,347 	   655,934

J.G. Barone 	   10,000 	           5 	          40.75 	     12/15/07 	       260,347 	   655,934

B.W. Salome 	   10,000 	           5 	          40.75  	    12/15/07 	       260,347 	   655,934




(A) Options granted at an exercise price equal to

the market price on the date of the grant. These

options are exercisable after six months and within

ten years of the date of the grant.

The table below shows information about option

holdings for Executive Officers at year end on

an aggregate basis.



AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL
YEAR-END OPTION/SAR VALUES(A)

 	          Number of securities          Value of unexcercised
           underlying unexcercised             in-the-money
 	 	 	 	   options/SARs at fiscal         options/SARs at fiscal
               year-end (B)                    year-end (B)

Name 	       Exercisable 	Unexercisable 	Exercisable 	Unexercisable
R.D. Duggan 	  94,000 	      21,000 	    $1,995,375 	   $52,500

J.C. Miller   	60,000       	15,000      	1,221,375     	37,500

D.L. Krieger  	36,000 	      10,000 	       713,750 	    25,000

J.G. Barone 	  36,000 	      10,000 	       713,750 	    25,000

B.W. Salome 	  36,000 	      10,000 	       713,750 	    25,000


(A) No stock options were exercised in 1997.

(B) The numbers set forth in these columns represent nonstatutory stock options. There have been no SARs issued pursuant to the Stock Plan.

Transactions with Management and Others


S&T Bank has made and expects to make in the future,

extensions of credit in the ordinary course of

business to certain directors and officers. These

loans are made on substantially the same terms,

including interest rates, collateral and repayment

terms, as those prevailing at the same time for

comparable transactions with others. Such loans did

not involve more than the normal risk of collectibility or

present unfavorable features.



On October 1, 1986, S&T Bank entered into an agreement

to lease, from Director Toretti and Michael Toretti as

trustees under an irrevocable trust, a building and

land which is used as S&T Bank's North Fourth Street

branch and operations center. The terms of the

agreement provide for payment of $10,000 per month for

the first five years and options to renew for four,

five year terms with rent for each option term to be

the rent from the previous term, plus five percent. On

October 1, 1996, S&T Bank exercised its second option

at $11,025 per month.



On August 1, 1992, S&T Bank entered into an agreement

to lease from S.W. Jack Drilling Company, controlled

by Director Toretti, a building used for the S&T Bank

Trust Department and other executive offices. The

terms of the agreement provide for monthly payments of

$6,500 for three years and the option to lease

additional space on the second floor with additional

successive terms of three years each, with rent for

each renewal option to be the rent from the previous

term plus five percent. On July 1, 1993, S&T Bank

exercised the option for the second floor space at the

S.W. Jack Building. On August 1, 1995, S&T Bank

exercised the first renewal option with a new,

combined monthly rent of $14,543.



On January 31, 1992, S&T Bank entered into a limited

partnership arrangement with RCL Partners, Inc. for

the construction of 30 apartments in Indiana,

Pennsylvania targeted for senior citizens. Total

investment by S&T Bank was $1,761,766 and entitled S&T

Bank to certain tax credits, tax depreciation benefits

and a share of cash flows under the Internal Revenue

Service Section 42 program. Director Delaney (and

affiliated parties) and Director Gatti (and affiliated

parties) each hold a one-third interest in RCL

Partners, Inc.



Prior to the merger on May 2, 1997 with Peoples Bank

of Unity (Peoples), both S&T and Peoples leased branch

space in a shopping plaza owned by a company

controlled by Director Sampson. Monthly rental

expenses for the two locations were $3,449. Subsequent

to the merger, the two offices were combined and a

free standing drive-up teller and ATM facility

constructed. In December 1997 a new combined lease was

contracted. The lease agreement provided for a ten-

year term, monthly rent of $6,750, annually adjusted

for changes in the consumer price index, and a ten-

year renewal option.



During 1996, S&T Bank made payments for the purchase of

goods and services from companies owned or controlled

by Director Brice and Director Spadafora for $218,929,

and $140,231, respectively.



Certain Business Relationships


During 1997, S&T Bank acquired automobile loans on a

third-party basis from companies owned by Director

Delaney and from companies owned by Director

Spadafora. These loans were acquired on substantially

the same terms as those prevailing at the same time

for comparable transactions with others.

Compensation Committee Interlocks and Insider

Participation


Regulations require the disclosure of any related

party transactions with members of the Compensation

Committee. During 1997, S&T Bank made payments of

$218,929 to a company owned by Director Brice for the

purchase of furniture and other equipment, and

payments of $339,184 to Director Toretti, and

affiliates, for the lease of operations, branch and

administrative facilities. S&T Bank has made and

expects to make in the future, extensions of credit in

the ordinary course of business to members of the

Compensation Committee. These loans are made on

substantially the same terms, including interest

rates, collateral and repayment terms, as those

prevailing at the same time for comparable

transactions with others. Such loans did not involve

more than normal risk of collectibility or present

unfavorable features.



Beneficial Ownership Reporting Compliance


Section 16(a) of the Exchange Act requires S&T's

directors and Executive Officers, and persons who own

more than ten percent of S&T's stock, to report to the

Securities and Exchange Commission ("SEC") certain of

their transactions with respect to S&T's stock. The

SEC reporting rules require that changes in beneficial

ownership generally be reported on Form 4 within ten

days of the month in which the change occurs, except

certain types of changes may be reported on a Form 5

within 45 days of the end of the year in which the

change occurs. Form 3 must be filed within 10 days of

the event when a director, Executive Officer or person

who owns more than ten percent of S&T's stock becomes

subject to Section 16(a) of the Exchange Act

compliance. In 1997, Directors Grant, Sampson and

Jones were late filing Form 3 following their

appointment to the S&T Board of Directors upon

consummation of the merger with Peoples; Director Levy

was late filing one Form 4, reflecting one

transaction.

PROPOSAL II---AMENDMENT TO S&T's ARTICLES OF

INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED

SHARES OF S&T COMMON STOCK


At a meeting held on February 16, 1998, the Board of

Directors of S&T approved a resolution declaring it

advisable to amend S&T's Articles of Incorporation to

increase the number of S&T's authorized Common Stock

and directing that the amendment be submitted to

shareholders for their approval at this Annual

Meeting. As of March 2, 1998, 13,832,604 shares of S&T

Common Stock were issued and outstanding, 1,024,415 shares

were held in treasury, and 1,429,950 shares were reserved

for issuance under various of S&T's employee benefit

plans. The Board of Directors believes that the

amendment is desirable because it would provide S&T

with flexibility in issuing shares and managing S&T's

capital structure.



S&T may use authorized and unissued shares of S&T

Common Stock for various corporate purposes,

including, but not limited to, possible future

financing and acquisition transactions, possible

recapitalizations through stock splits or stock

dividends, issuances of additional stock options or

awards, and other corporate purposes. Authorized and

unissued shares of S&T Common Stock may be issued for

the foregoing purposes by the Board without further

shareholder action unless the issuance is in

connection with a transaction for which shareholder

approval is otherwise required under S&T's Articles

of Incorporation, applicable law, regulation or

agreement.



The issuance of the additional shares of S&T Common

Stock proposed for authorization may have the effect

of diluting existing shareholder earnings per share,

book value per share and voting power. In addition,

issuance of the shares of S&T Common Stock proposed

for authorization may be used to make a change in

control of S&T more difficult or costly by diluting

stock ownership of persons seeking to obtain control

of S&T permitting the Board to issue shares to

purchasers favorable to S&T in opposing an effort to

obtain control of S&T.



S&T has no present intention to issue the additional

shares of S&T Common Stock proposed for authorization.



If approved by shareholders, the provision of S&T's

Articles of Incorporation relating to the total

authorized capital stock of S&T would be amended to

read as follows:



Total Number of Authorized Shares. The Corporation

shall be authorized to issue 50,000,000 shares of

common stock, $2.50 par value per share, and

10,000,000 shares of preferred stock, without par

value.



THE S&T BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE

AMENDMENT TO S&T's ARTICLES OF INCORPORATION TO

INCREASE THE NUMBER OF AUTHORIZED SHARES OF S&T COMMON

STOCK.


PROPOSAL III---RATIFICATION OF INDEPENDENT AUDITORS


The S&T Board has selected Ernst & Young LLP,

independent public accountants, as the auditors for

S&T for the year ending December 31, 1998. At the

Annual Meeting, shareholders will vote upon a proposal

to ratify the selection of the firm as auditors.



The financial statements of S&T and its subsidiaries

for the years ended December 31, 1997, 1996, and 1995

were audited by Ernst & Young LLP. Other services

rendered during 1997 by Ernst & Young LLP included tax

preparation and tax planning and consultations and

services to S&T in connection with filings with the

SEC pursuant to Section 12 of the Exchange Act. It is

expected that representatives of Ernst & Young LLP

will be present at the Annual Meeting and that they

will have an opportunity to make statements if they so

desire and will be available to respond to appropriate

questions.



An affirmative vote of a majority of the shares of S&T

Common Stock represented in person or by proxy at the

Annual Meeting is necessary for ratification of the

appointment of Ernst & Young LLP as auditors. The S&T

Board recommends that you vote "FOR" ratifying the

selection of Ernst & Young LLP. No determination has

been made as to what action the S&T Board would take

if the shareholders do not ratify the appointment.



THE S&T BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF

THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS.

SHAREHOLDER PROPOSALS

Any proposal which a shareholder of S&T intends to

present at the 1998 Annual Meeting of Shareholders of

S&T must be received in writing by the Secretary of

S&T at S&T's main office, 800 Philadelphia Street,

Indiana, Pennsylvania, on or before November 22, 1998.

If such proposal is in compliance with all of the

requirements of Rule 14a-8 under the Exchange Act the

proposal will be included in S&T's proxy statement and

proxy form relating to such meeting.



OTHER MATTERS

Management knows of no other matters to be brought

before the Annual Meeting. However, should any other

matter requiring a vote of the shareholders properly

come before the meeting, the persons named in the

enclosed proxy will vote the shares represented by the

proxies on such matter as determined by a majority of

the S&T Board.


By Order of the Board of Directors,

James G. Barone


Secretary



THIS PROXY STATEMENT IS ACCOMPANIED BY S&T'S 1997

ANNUAL REPORT. UPON WRITTEN REQUEST TO THE SECRETARY

OF S&T, 800 PHILADELPHIA STREET, INDIANA, PENNSYLVANIA

15701, BY ANY SHAREHOLDER WHOSE PROXY IS SOLICITED

HEREBY, S&T WILL FURNISH A COPY OF ITS 1997 ANNUAL

REPORT ON FORM 10-K TO THE SEC, TOGETHER WITH

FINANCIAL STATEMENTS AND SCHEDULES THERETO, WITHOUT

CHARGE TO THE SHAREHOLDER REQUESTING SAME.



March 16, 1998

REVOCABLE PROXY
S&T BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS
April 20, 1998

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Ruth B. Wells, James

B. George and Delbert M. Baker or any successors, with

full powers of substitution, to act as attorneys and

proxies for the undersigned to vote all shares of the

common stock of S&T Bancorp, Inc. ("S&T") par value

$2.50 per share, which the undersigned is entitled to

vote at the Annual Meeting of Shareholders (the

"Meeting"), to be held at the S&T Training and Support

Center, located at 355 North Fifth Street, Indiana,

Pennsylvania, on April 20, 1998, at 10:00 a.m. Eastern

Standard Time and at any and all adjournments thereof,

as indicated on the reverse hereof.



Should the undersigned be present and elect to vote at

the Meeting or at any adjournment thereof and after

notification to the Secretary of S&T at the Meeting of

the shareholder's decision to terminate this proxy,

then the power of said attorneys and proxies shall be

deemed terminated and of no further force and effect.



The undersigned acknowledges receipt from S&T prior to

execution of this proxy of the Notice of Meeting and

the Proxy Statement. The undersigned hereby revokes

any and all proxies heretofore given, with respect to

the undersigned's shares of S&T Common Stock.



(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE

OTHER SIDE)



> FOLD AND DETACH HERE >

Please mark your votes as indicated in this example


1. Election of Directors for three year term. The

nominees for the Board of Directors are:

Thomas A. Brice, James L. Carino, Thomas W. Garges,

Jr., Jeffrey D. Grube, Joseph A. Kirk, James C.

Miller.

(Authority to vote for any nominee may be withheld by

striking a line through the nominee's name above.)

        FOR 	                             WITHHOLD AUTHORITY

all nominees listed above         to vote for all nominees listed above
(except as marked to the contrary)


2. To consider and vote upon a proposal to adopt an

amendment to S&T's Articles of Incorporation

increasing the number of authorized shares of S&T

Common Stock from 25,000,000 shares to 50,000,000, par

value $2.50.

FOR 	                  AGAINST 	                 ABSTAIN

3. To ratify the appointment of Ernst & Young LLP as

auditors for 1998.

FOR 	                  AGAINST 	                 ABSTAIN

4. To transact such other business as may properly

come before the meeting or any adjournment thereof.


Only shareholders of record as of the close of

business on March 2, 1998 are entitled to notice of

and to vote at such meeting or any adjournment

thereof.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO

INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED

FOR THE NOMINEES LISTED IN PROPOSAL 1, AND FOR

PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED

AT THE MEETING, INCLUDING MATTERS RELATING TO THE

CONDUCT OF THE MEETING, THIS PROXY WILL BE VOTED BY

THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE

DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS.

AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF

NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.



Please sign exactly as your name appears on this card.

When signing as attorney, executor, administrator,

trustee or guardian, please give your full title. If

shares are held jointly, each holder should sign.



Signature(s)___________________Signature(s)__________

_________Date______________, 1998

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY

PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

> FOLD AND DETACH HERE >